UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 9, 2022

FINWISE BANCORP
(Exact name of registrant as specified in its charter)

Utah	001-40721	83-0356689
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

756 East Winchester St., Suite 100 Murray, Utah	84107
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (801) 501-7200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	FINW	The NASDAQ Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2022, at the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of FinWise Bancorp (“FinWise” or the “Company”), the Company’s shareholders approved the change in name of the All West Bancorporation 2019 Stock Option Plan (the “2019 Plan”) to “FinWise Bancorp 2019 Stock Option Plan” and the increase in the number of shares of our common stock available for awards under the 2019 Plan by 500,000 shares to 1,280,000 shares.  The change and increase were embodied (subject to shareholder approval) in an amendment of the 2019 Plan that was approved by FinWise’s Board of Directors on April 19, 2022.  Our named executive officers may participate in the 2019 Plan.  For a description of the principal features of the 2019 Plan, please see Proposal No. 2 in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”), which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the 2019 Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated into this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders of record as of April 11, 2022, the Record Date for the Annual Meeting, were entitled to vote 12,776,810 shares of the Company’s common stock (the “Common Stock”), each having one vote per share.  A total of 9,358,958 shares of Common Stock were represented at the Annual Meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company (i) elected three director nominees to hold office until the earlier of the 2025 Annual Meeting of Shareholders of the Company or until their successors are elected and qualified or until their earlier resignation or removal, (ii) approved the amendment to the 2019 Plan effecting the change in name of the 2019 Plan to “FinWise Bancorp 2019 Stock Option Plan” and the increase in the number of shares of our common stock available for awards under the 2019 Plan by 500,000 shares to 1,280,000 shares and (iii) ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Election of Directors

The shareholders of the Company elected each of the director nominees proposed by the Board of Directors.  The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Kent Landvatter	6,968,759	1,108,473	1,281,726
Howard I. Reynolds	6,774,179	1,303,053	1,281,726
Thomas E. Gibson, Jr.	6,577,703	1,499,529	1,281,726

Amendment of 2019 Plan

The shareholders of the Company approved the amendment to the 2019 Plan effecting the change in name of the 2019 Plan to “FinWise Bancorp 2019 Stock Option Plan” and the increase in the number of shares of our common stock available for awards under the 2019 Plan by 500,000 shares to 1,280,000 shares.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
5,541,185	2,099,029	69,398	1,281,726

Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
9,339,745	1,012	18,201	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	FinWise Bancorp 2019 Stock Option Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, FinWise Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 14, 2022	FINWISE BANCORP

/s/ Javvis Jacobson
	Name:	Javvis Jacobson
	Title:	Chief Financial Officer and Executive
Vice President